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                                                                   Exhibit 10.70
                                                                   -------------

                           NON-COMPETITION AGREEMENT

     This NON-COMPETITION AGREEMENT (this "Agreement") is made as of January 12, 2000 by and between Synbiotics Corporation, a California corporation ("Synbiotics"), and Colin Lucas-Mudd ("Member").

                                   RECITALS
                                   --------

     WHEREAS, Synbiotics, Member and the other members of W3 Commerce LLC, a Delaware limited liability company ("W3C") have entered into that certain Exchange Agreement, dated as of January 12, 2000 (the "Exchange Agreement") pursuant to which Synbiotics is acquiring all the member interests in W3C from the Members (capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Exchange Agreement);

     WHEREAS, the going concern value of the W3C Units being sold by the Members to Synbiotics would be diminished substantially if Member were to compete with Synbiotics in the Business;

     WHEREAS, W3C currently conducts the Business in every nation, state and county in the world;

     WHEREAS, the Exchange Agreement requires that Member enter into this Agreement as a condition to the obligation of Synbiotics to acquire the W3C Units and to consummate the transactions contemplated by the Exchange Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, and in connection with the Closing under the Exchange Agreement and the acquisition of the W3C Units in connection therewith, the parties hereto agree as follows:

          1.  Non-Competition.  As an inducement for Synbiotics to enter into
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the Exchange Agreement and to pay the purchase price, and in consideration of
Member's exposure to confidential information of the Business, Member hereby covenants as follows:

              a.  In General.  The term of this Agreement (the "Term") shall
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continue for the longer of: (i) three (3) years from the Effective Date (as such term is defined in the Exchange Agreement) or (ii) two (2) years after Member ceases to be in the employ of Synbiotics pursuant to the terms of a certain Employment Agreement between Maker and Synbiotics executed and delivered in connection herewith. During the Term, Member shall not, directly or indirectly, own, manage, engage in, operate or conduct, prepare to or plan to conduct or assist any person or entity to conduct any business, or have any interest in any business, person, firm, corporation or other entity (as a principal, owner, agent, employee, shareholder, officer, director, joint venturer, partner, security holder (except for the ownership of publicly-traded securities constituting not more than five percent (5%) of the outstanding securities of the

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issuer thereof), creditor (except for trade credit extended in the ordinary course of business), consultant or in any other capacity that engages, directly or indirectly, in any business which is the same as, similar to or competitive with the Business anywhere in the world. The covenants set forth in this
Section 1 shall be construed as a series of separate covenants covering their
----------
subject matter in each of the separate nations, states and counties where Synbiotics (for the purpose of this Agreement, the term "Synbiotics," as used here and hereafter in this Agreement, shall include both Synbiotics and its present and future affiliates, including W3C) conducts the Business, and except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenants set forth in this Section 1. To the extent that any
                                            ----------
such covenant shall be judicially unenforceable in any one or more of such nations, states and counties, such covenant shall not be affected with respect to each of the other nations, states and counties. Each covenant with respect to such nation, state and county shall be construed as severable and independent.

          b.  No Diversion of Others.  During the Term, Member shall not, either
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for himself or for any other person, firm, corporation or other entity, directly or indirectly, or by action in concert with others:

              (i) induce or influence, or seek to induce or influence, any person who is engaged by Synbiotics (as an agent, employee, consultant, or in any other capacity) or any successor thereto with the purpose of engaging such person for himself or for a business competitive with Synbiotics or the Business; or

              (ii) divert or take away or attempt to divert or take away, or solicit or attempt to solicit, any existing or potential customer or supplier of Synbiotics (whether or not such customer or supplier is actually a customer or supplier of Synbiotics as of the Effective Date, including without limitation any customer or supplier solicited by Member or which became known by Member prior to the Effective Date) with the purpose of obtaining such person as a customer or supplier for a business competitive with Synbiotics or the Business or persuading such person to reduce, or to not increase, the level of business it does with Synbiotics.

          c.  Organizing Competitive Business.  Without limiting any of the
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other provisions contained in this Section 1, during the Term, Member shall not
                                   ---------
plan to compete, prepare to compete or discuss Synbiotics' business or the Business with any third party planning or preparing to compete with the Business, or conspire with agents, employees, consultants, other representatives of Synbiotics or any other third party for the purpose of organizing any business activity competitive with Synbiotics or the Business.

     2.   Reasonableness of Restrictions.  MEMBER HAS CAREFULLY READ AND
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CONSIDERED THE PROVISIONS OF SECTION 1 HEREOF AND, HAVING DONE SO, HEREBY AGREES
THAT THE RESTRICTIONS SET FORTH IN SUCH SECTIONS ARE FAIR AND REASONABLE AND ARE REASONABLY REQUIRED FOR THE PROTECTION OF THE INTERESTS OF SYNBIOTICS AND THE BUSINESS.

     3.   Injunctive Relief.
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          a.  In General.  Member acknowledges and agrees that Synbiotics shall
              ----------
suffer irreparable harm in the event that Member breaches any of his obligations under Section 1 hereof, and that monetary damages shall be inadequate to
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compensate Synbiotics for any such breach.  Member agrees that in the event of any breach or threatened breach by Member of any of the provisions of Section 1
                                                                      ---------
hereof, Synbiotics shall be entitled to a temporary restraining order, preliminary injunction and permanent injunction in order to prevent or restrain any such breach or threatened breach by Member, or by any or all of Member's agents, representatives or other persons directly or indirectly acting for, on behalf of or with Member. Member hereby waives any requirement that Synbiotics submit proof of the economic value of any trade secret or post a bond or other security.

          b.  No Limitation of Remedies.  Notwithstanding the provisions set
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forth in Section 3(a), above, or any other provision contained in this
         ------------
Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including, without limitation, this
Section 3, is intended to be exclusive of any other remedy, and each and every
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remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     4.   Miscellaneous.

          a.  Notices.  All notices, requests and other communications hereunder
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must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission with answer back confirmation or mailed (first class, postage prepaid) or by overnight courier to the parties at the following addresses or facsimile numbers:

     If to Member, to:

          Colin Lucas-Mudd



     If to Synbiotics, to:

          Synbiotics Corporation
          11011 Via Frontera
          San Diego, CA  92127
          Facsimile No.: (858) 451-5719
          Attention: Chief Executive Officer and President

     with copies to:

          Brobeck, Phleger & Harrison LLP
          550 West "C" Street
          Suite 1300
          San Diego, CA  92101
          Facsimile No.: (619) 234-384
          Attention:  Hayden Trubitt, Esq.

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All such notices, requests and other communications will (i) if delivered personally or by overnight courier to the address as provided in this Section
                                                                      -------
4(a), be deemed given upon delivery, (ii) if delivered by facsimile transmission
----
to the facsimile number as provided in this Section 4(a), be deemed given upon
                                            ------------
sending, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 4(a), be deemed given two business days
                            ------------
after mailing (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section).
Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

          b.  Entire Agreement.  This Agreement, the Exchange Agreement (and all
              ----------------
related exhibits and schedules) and all other documents delivered in connection herewith supersede all prior discussions and agreements among the parties with respect to the subject matter hereof and thereof and contains the sole and entire agreement among the parties hereto with respect thereto; provided, however, that any provisions of any prior agreement pertaining to nondisclosure/nonuse are not superseded and remain in effect.

          c.  Waiver.  Any term or condition of this Agreement may be waived at
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any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party hereto of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

          d.  Amendment.  This Agreement may be amended, supplemented or
              ---------
modified only by a written instrument duly executed by or on behalf of each party hereto.

          e.  Third Parties.  The terms and provisions of this Agreement are
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intended solely for the benefit of Member, Synbiotics and Synbiotics' successors or assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

          f.  Headings.  The headings used in this Agreement have been inserted
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for convenience of reference only and do not define or limit the provisions hereof.

          g.  Severability.  All provisions contained herein are severable and
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in the event that any of them shall be held to be to any extent invalid or otherwise unenforceable by any court of competent jurisdiction, such provision shall be excised from this Agreement; provided, however, that if the reason for such invalidity or unenforceability is that the affected provision calls for an excessive amount of time or money or area or an excessive breadth or scope of coverage or otherwise requires an excessive degree of any thing or imposes any excessively onerous restriction or requirement, the affected provision shall not be excised but instead shall be construed as if it were written so as to call only for the amount of money, time, area, breadth, scope and/or other thing, restriction or requirement (but nonetheless for the maximum possible amount of money, time, area, breadth, scope and/or other thing, restriction or

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requirement) which would render such provision valid and enforceable, all so as to effectuate to the greatest possible extent the parties' expressed intent; and in every case the remainder of this Agreement shall not be affected thereby and shall remain valid and enforceable, as if such excised or affected provision were not contained herein.

          h.  Governing Law, Consent to Jurisdiction and Forum Selection.  This
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Agreement shall be governed by and construed in accordance with the laws of the
State of California applicable to contracts executed and performed in such
State, without giving effect to conflicts of laws principles.  The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be initiated and tried exclusively in the State and Federal courts located in the County of San Diego, State of California. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this Section 4(h). Each party hereby
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waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the County of San Diego, State of California shall have in personam jurisdiction and venue over each of them for the purposes of litigating any dispute, controversy or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section
                                                                       -------
4(h) by registered or certified mail, return receipt requested, postage prepaid,
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to its address for the giving of notices as set forth in this Agreement, or in the manner set forth in Section 4(a) of this Agreement for the giving of notice.
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Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law

          i.  Construction.  No provision of this Agreement shall be construed
              ------------
in favor of or against any party on the ground that such party or its counsel drafted the provision. This Agreement shall at all times be construed so as to carry out the purposes stated herein.

          j.  Counterparts.  This Agreement may be executed in counterparts and
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by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


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          IN WITNESS WHEREOF, each of the parties hereto has duly executed this
Agreement as of the date first above written.

                         SYNBIOTICS CORPORATION,
                         a California corporation

                         By:  /s/ Kenneth M. Cohen
                              --------------------

                         Kenneth M. Cohen, President and Chief Executive Officer


                         /s/ Colin Lucas-Mudd
                         --------------------
                         Colin Lucas, an individual


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